Exhibit 99.2

First Quarter
Financial Supplement
March 31, 2023
1

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	10
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	11
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	12
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	13
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	14
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	15

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	16
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	17
General Account Assets Under Management and Related Measures	18

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	19
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	20

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	21
Other Expenses by Major Category; and Other Statistical Information	22

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	23
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	24
Other Expenses by Major Category; and Other Statistical Information	25

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	26

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	27
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	28
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	29
Footnotes	30

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-9

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Revenues
Premiums	$10,617	$11,556	$17,332	$9,005	$9,589	$10,617	$9,589
Universal life and investment-type product policy fees	1,312	1,372	1,275	1,266	1,289	1,312	1,289
Net investment income	4,284	3,583	3,585	4,464	4,645	4,284	4,645
Other revenues	660	615	728	627	639	660	639
Net investment gains (losses)	(517)	(682)	(411)	350	(684)	(517)	(684)
Net derivative gains (losses)	(951)	(970)	(226)	(104)	(90)	(951)	(90)
Total revenues	15,405	15,474	22,283	15,608	15,388	15,405	15,388

Expenses
Policyholder benefits and claims	11,174	11,615	17,603	9,115	9,872	11,174	9,872
Policyholder liability remeasurement (gains) losses	(41)	(1)	136	20	(9)	(41)	(9)
Market risk benefit remeasurement (gains) losses	(1,440)	(757)	(965)	(512)	188	(1,440)	188
Interest credited to policyholder account balances	626	527	1,014	1,727	1,864	626	1,864
Policyholder dividends	199	194	158	155	159	199	159
Amortization of DAC and VOBA	475	458	441	457	470	475	470
Amortization of negative VOBA	(8)	(7)	(7)	(7)	(7)	(8)	(7)
Interest expense on debt	225	226	239	248	255	225	255
Other expenses, net of capitalization of DAC	2,260	2,231	2,249	2,379	2,339	2,260	2,339
Total expenses	13,470	14,486	20,868	13,582	15,131	13,470	15,131
Income (loss) before provision for income tax	1,935	988	1,415	2,026	257	1,935	257
Provision for income tax expense (benefit)	296	73	248	445	172	296	172
Net income (loss)	1,639	915	1,167	1,581	85	1,639	85
Less: Net income (loss) attributable to noncontrolling interests	5	5	5	3	5	5	5
Net income (loss) attributable to MetLife, Inc.	1,634	910	1,162	1,578	80	1,634	80
Less: Preferred stock dividends	63	29	64	29	66	63	66
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,571	$881	$1,098	$1,549	$14	$1,571	$14

Premiums, fees and other revenues	$12,589	$13,543	$19,335	$10,898	$11,517	$12,589	$11,517

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Net income (loss) available to MetLife, Inc.'s common shareholders	$1,571	$881	$1,098	$1,549	$14
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(517)	(682)	(411)	350	(684)
Less: Net derivative gains (losses)	(951)	(970)	(226)	(104)	(90)
Less: Market risk benefit remeasurement gains (losses)	1,440	757	965	512	(188)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(271)	(396)	(435)	(317)	(383)
Less: Provision for income tax (expense) benefit	180	439	110	(149)	180
Add: Net income (loss) attributable to noncontrolling interests	5	5	5	3	5
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders	1,695	1,738	1,100	1,260	1,184
Less: Total notable items (2)	—	77	12	—	—
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,695	$1,661	$1,088	$1,260	$1,184

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.89	$1.08	$1.37	$1.96	$0.02
Less: Net investment gains (losses)	(0.62)	(0.84)	(0.51)	0.44	(0.88)
Less: Net derivative gains (losses)	(1.15)	(1.19)	(0.28)	(0.13)	(0.12)
Less: Market risk benefit remeasurement gains (losses)	1.73	0.93	1.21	0.65	(0.24)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.32)	(0.48)	(0.55)	(0.40)	(0.48)
Less: Provision for income tax (expense) benefit	0.22	0.54	0.14	(0.19)	0.23
Add: Net income (loss) attributable to noncontrolling interests	0.01	0.01	0.01	—	0.01
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders per diluted common share	2.04	2.13	1.37	1.59	1.52
Less: Total notable items per diluted common share (2)	—	0.09	0.01	—	—
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$2.04	$2.04	$1.36	$1.59	$1.52

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$77	$12	$—	—
Total notable items	$—	$77	$12	$—	—

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$0.09	$0.01	$—	—
Total notable items	$—	$0.09	$0.01	$—	$—

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Weighted average common shares outstanding - diluted	830.5	814.5	800.7	790.2	781.2

(1)See Appendix for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Book value per common share (1)	$47.39	$37.52	$32.48	$33.45	$36.89
Book value per common share, excluding AOCI other than FCTA (1)	$52.97	$52.30	$52.04	$54.30	$53.83

	For the Three Months Ended
Unaudited	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Return on MetLife, Inc.'s (2):
Common stockholders' equity	14.9%	10.3%	15.8%	24.0%	0.2%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	16.0%	20.3%	15.9%	19.5%	17.4%
Common stockholders' equity, excluding AOCI other than FCTA	15.7%	16.4%	10.6%	12.1%	11.3%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	15.7%	15.7%	10.5%	12.1%	11.3%

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Common shares outstanding, beginning of period	825.5	814.8	797.6	787.3	779.1
Share repurchases	(13.6)	(17.3)	(10.3)	(8.5)	(11.6)
Newly issued shares	2.9	0.1	—	0.3	1.7
Common shares outstanding, end of period	814.8	797.6	787.3	779.1	769.2

Weighted average common shares outstanding - basic	823.8	809.7	795.8	784.2	775.4
Dilutive effect of the exercise or issuance of stock-based awards	6.7	4.8	4.9	6.0	5.8
Weighted average common shares outstanding - diluted	830.5	814.5	800.7	790.2	781.2

MetLife Policyholder Trust Shares	127.8	126.2	125.1	123.6	122.1

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-4 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Total revenues	$15,405	$15,474	$22,283	$15,608	$15,388	$15,405	$15,388
Less: Adjustments to total revenues:
Net investment gains (losses)	(517)	(682)	(411)	350	(684)	(517)	(684)
Net derivative gains (losses)	(951)	(970)	(226)	(104)	(90)	(951)	(90)
Investment hedge adjustments	(215)	(232)	(252)	(277)	(264)	(215)	(264)
Asymmetrical and non-economic accounting	—	—	—	—	—	—	—
Unit-linked contract income	(498)	(688)	(321)	209	303	(498)	303
Other adjustments	41	47	35	27	(3)	41	(3)
Divested businesses	66	—	—	—	—	66	—
Total adjusted revenues	$17,479	$17,999	$23,458	$15,403	$16,126	$17,479	$16,126

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Net investment income	$4,284	$3,583	$3,585	$4,464	$4,645	$4,284	$4,645
Less: Adjustments to net investment income:
Investment hedge adjustments	(215)	(232)	(252)	(277)	(264)	(215)	(264)
Unit-linked contract income	(498)	(688)	(321)	209	303	(498)	303
Other adjustments	(6)	(1)	(5)	2	—	(6)	—
Divested businesses	11	—	—	—	—	11	—
Adjusted net investment income	$4,992	$4,504	$4,163	$4,530	$4,606	$4,992	$4,606

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Variable investment income (Included in net investment income above)	$1,185	$389	$(53)	$24	$(44)	$1,185	$(44)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Premiums, fees and other revenues	$12,589	$13,543	$19,335	$10,898	$11,517	$12,589	$11,517
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	—	—	—	—	—	—	—
Other adjustments	47	48	40	25	(3)	47	(3)
Divested businesses	55	—	—	—	—	55	—
Adjusted premiums, fees and other revenues	$12,487	$13,495	$19,295	$10,873	$11,520	$12,487	$11,520
Adjusted premiums, fees and other revenues, on a constant currency basis	$12,304	$13,479	$19,447	$11,042	$11,520

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Total expenses	$13,470	$14,486	$20,868	$13,582	$15,131	$13,470	$15,131
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	(1,440)	(757)	(965)	(512)	188	(1,440)	188
Goodwill impairment	—	—	—	—	—	—	—
Asymmetrical and non-economic accounting	56	184	205	143	103	56	103
Market volatility	12	(34)	(66)	(105)	(14)	12	(14)
Unit-linked contract costs	(505)	(695)	(302)	180	303	(505)	303
Other adjustments	47	60	47	37	16	47	16
Divested businesses	55	8	13	21	11	55	11
Total adjusted expenses	$15,245	$15,720	$21,936	$13,818	$14,524	$15,245	$14,524

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Capitalization of DAC	$(652)	$(637)	$(626)	$(699)	$(718)	$(652)	$(718)
Less: Divested businesses	(11)	—	—	—	—	(11)	—
Adjusted capitalization of DAC	$(641)	$(637)	$(626)	$(699)	$(718)	$(641)	$(718)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Other expenses	$2,912	$2,868	$2,875	$3,078	$3,057	$2,912	$3,057
Less: Adjustments to other expenses:
Other adjustments	47	60	47	37	16	47	16
Divested businesses	32	8	13	21	11	32	11
Adjusted other expenses	$2,833	$2,800	$2,815	$3,020	$3,030	$2,833	$3,030
Adjusted other expenses on a constant currency basis	$2,742	$2,783	$2,871	$3,095	$3,030

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023
Other expenses, net of capitalization of DAC	$2,260	$2,231	$2,249	$2,379	$2,339	$2,260	$2,339

Premiums, fees and other revenues	$12,589	$13,543	$19,335	$10,898	$11,517	$12,589	$11,517

Expense ratio	18.0%	16.5%	11.6%	21.8%	20.3%	18.0%	20.3%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023
Adjusted other expenses by major category
Direct expenses	$1,332	$1,335	$1,342	$1,481	$1,387	$1,332	$1,387
Pension, postretirement and postemployment benefit costs	25	24	24	25	59	25	59
Premium taxes, other taxes, and licenses & fees	151	137	172	146	161	151	161
Commissions and other variable expenses	1,325	1,304	1,277	1,368	1,423	1,325	1,423
Adjusted other expenses	2,833	2,800	2,815	3,020	3,030	2,833	3,030
Adjusted capitalization of DAC	(641)	(637)	(626)	(699)	(718)	(641)	(718)
Adjusted other expenses, net of adjusted capitalization of DAC	2,192	2,163	2,189	2,321	2,312	2,192	2,312
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,192	$2,163	$2,189	$2,321	$2,312	$2,192	$2,312

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023
Employee related costs	$899	$866	$875	$864	$929	$899	$929
Third party staffing costs	375	371	349	433	331	375	331
General and administrative expenses	58	98	118	184	127	58	127
Direct expenses	1,332	1,335	1,342	1,481	1,387	1,332	1,387
Less: Total notable items related to direct expenses (1)	—	—	—	—	—	—	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,332	$1,335	$1,342	$1,481	$1,387	$1,332	$1,387

Adjusted other expenses, net of adjusted capitalization of DAC	$2,192	$2,163	$2,189	$2,321	$2,312	$2,192	$2,312
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,192	$2,163	$2,189	$2,321	$2,312	$2,192	$2,312

Adjusted premiums, fees and other revenues	$12,487	$13,495	$19,295	$10,873	$11,520	$12,487	$11,520
Less: PRT	1,258	2,564	8,466	(69)	(21)	1,258	(21)
Adjusted premiums, fees and other revenues, excluding PRT	$11,229	$10,931	$10,829	$10,942	$11,541	$11,229	$11,541

Direct expense ratio	10.7%	9.9%	7.0%	13.6%	12.0%	10.7%	12.0%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	11.9%	12.2%	12.4%	13.5%	12.0%	11.9%	12.0%

Adjusted expense ratio	17.6%	16.0%	11.3%	21.3%	20.1%	17.6%	20.1%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	19.5%	19.8%	20.2%	21.2%	20.0%	19.5%	20.0%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$320,079	$284,178	$270,765	$276,780	$283,854
Equity securities, at estimated fair value	988	1,085	973	1,684	1,695
Contractholder-directed equity securities and fair value option securities, at estimated fair value	11,418	9,875	8,954	9,668	10,063
Mortgage loans	79,968	82,055	82,437	83,763	85,572
Policy loans	9,036	8,876	8,783	8,874	8,863
Real estate and real estate joint ventures	12,379	12,376	12,532	13,137	13,155
Other limited partnership interests	14,570	14,636	14,387	14,414	14,437
Short-term investments, principally at estimated fair value	3,146	3,043	5,266	4,935	4,184
Other invested assets	18,696	19,901	22,299	20,038	19,479
Total investments	470,280	436,025	426,396	433,293	441,302
Cash and cash equivalents, principally at estimated fair value	23,488	20,548	22,200	20,195	18,456
Accrued investment income	3,251	3,154	3,355	3,446	3,554
Premiums, reinsurance and other receivables	17,983	17,713	17,550	17,364	18,692
Market risk benefits	18	25	253	280	227
Deferred policy acquisition costs and value of business acquired	19,747	18,946	18,545	19,653	19,976
Current income tax recoverable	39	274	194	42	—
Deferred income tax assets	1,241	1,949	2,161	2,439	2,257
Goodwill	9,510	9,151	9,005	9,297	9,379
Assets held-for-sale	4,581	—	—	—	—
Other assets	11,531	11,280	10,992	11,025	12,006
Separate account assets	165,056	143,829	135,771	146,038	148,417
Total assets	$726,725	$662,894	$646,422	$663,072	$674,266

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$199,115	$184,916	$180,812	$187,222	$191,741
Policyholder account balances	214,237	207,921	205,279	210,597	212,569
Market risk benefits	5,433	4,704	4,039	3,763	3,869
Other policy-related balances	19,405	18,652	18,509	18,424	19,598
Policyholder dividends payable	450	457	429	387	356
Payables for collateral under securities loaned and other transactions	30,481	23,819	24,890	20,937	19,863
Short-term debt	323	196	183	175	168
Long-term debt	13,848	13,677	14,520	14,647	14,622
Collateral financing arrangement	754	741	729	716	704
Junior subordinated debt securities	3,156	3,157	3,158	3,158	3,159
Current income tax payable	—	—	—	—	554
Deferred income tax liability	3,622	1,828	991	950	1,111
Liabilities held-for-sale	4,280	—	—	—	—
Other liabilities	23,862	24,988	27,472	25,933	25,112
Separate account liabilities	165,056	143,829	135,771	146,038	148,417
Total liabilities	684,022	628,885	616,782	632,947	641,843

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,531	33,548	33,589	33,616	33,617
Retained earnings	38,005	38,478	39,176	40,332	39,957
Treasury stock, at cost	(19,072)	(20,188)	(20,862)	(21,458)	(22,245)
Accumulated other comprehensive income (loss)	(10,044)	(18,106)	(22,526)	(22,621)	(19,147)
Total MetLife, Inc.'s stockholders' equity	42,432	33,744	29,389	29,881	32,194
Noncontrolling interests	271	265	251	244	229
Total equity	42,703	34,009	29,640	30,125	32,423
Total liabilities and equity	$726,725	$662,894	$646,422	$663,072	$674,266

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$149	$515	$530	$495	$391
RETIREMENT AND INCOME SOLUTIONS	688	473	420	477	505
TOTAL U.S.	$837	$988	$950	$972	$896
ASIA	837	684	385	369	405
LATIN AMERICA	183	330	203	233	303
EMEA	72	88	90	72	76
METLIFE HOLDINGS	435	479	143	228	195
CORPORATE & OTHER	(130)	(290)	(249)	(289)	(273)
Total adjusted earnings before provision for income tax	$2,234	$2,279	$1,522	$1,585	$1,602

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$32	$109	$113	$103	$84
RETIREMENT AND INCOME SOLUTIONS	142	99	86	96	105
TOTAL U.S.	$174	$208	$199	$199	$189
ASIA	238	198	118	104	125
LATIN AMERICA	48	79	44	49	88
EMEA	17	22	26	8	16
METLIFE HOLDINGS	87	97	26	44	37
CORPORATE & OTHER	(88)	(92)	(55)	(108)	(103)
Total provision for income tax expense (benefit)	$476	$512	$358	$296	$352

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$117	$406	$417	$392	$307
RETIREMENT AND INCOME SOLUTIONS	546	374	334	381	400
TOTAL U.S.	$663	$780	$751	$773	$707
ASIA	599	486	267	265	280
LATIN AMERICA	135	251	159	184	215
EMEA	55	66	64	64	60
METLIFE HOLDINGS	348	382	117	184	158
CORPORATE & OTHER (1)	(105)	(227)	(258)	(210)	(236)
Total adjusted earnings available to common shareholders (1)	$1,695	$1,738	$1,100	$1,260	$1,184

(1)Includes impact of preferred stock dividends of $63 million, $29 million, $64 million, $29 million and $66 million for the three months ended March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023, respectively.

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Adjusted revenues
Premiums	$7,005	$8,094	$13,954	$5,617	$5,952	$7,005	$5,952
Universal life and investment-type product policy fees	298	283	286	291	297	298	297
Net investment income	1,874	1,710	1,716	2,040	2,124	1,874	2,124
Other revenues	426	404	514	408	448	426	448
Total adjusted revenues	9,603	10,491	16,470	8,356	8,821	9,603	8,821

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	7,417	8,115	13,978	5,729	6,219	7,417	6,219
Policyholder liability remeasurement (gains) losses	(23)	(7)	9	(8)	(33)	(23)	(33)
Interest credited to policyholder account balances	406	453	548	650	692	406	692
Capitalization of DAC	(32)	(23)	(38)	(38)	(51)	(32)	(51)
Amortization of DAC and VOBA	17	15	17	17	17	17	17
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	1	3	3	3	2	3
Other expenses	979	949	1,003	1,031	1,078	979	1,078
Total adjusted expenses	8,766	9,503	15,520	7,384	7,925	8,766	7,925
Adjusted earnings before provision for income tax	837	988	950	972	896	837	896
Provision for income tax expense (benefit)	174	208	199	199	189	174	189
Adjusted earnings	663	780	751	773	707	663	707
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$663	$780	$751	$773	$707	$663	$707

Adjusted premiums, fees and other revenues	$7,729	$8,781	$14,754	$6,316	$6,697	$7,729	$6,697
Less: PRT	1,258	2,564	8,466	(69)	(21)	1,258	(21)
Adjusted premiums, fees and other revenues, excluding PRT	$6,471	$6,217	$6,288	$6,385	$6,718	$6,471	$6,718

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Adjusted revenues
Premiums	$5,433	$5,210	$5,161	$5,247	$5,451	$5,433	$5,451
Universal life and investment-type product policy fees	216	210	215	214	218	216	218
Net investment income	280	278	279	299	310	280	310
Other revenues	355	336	331	338	380	355	380
Total adjusted revenues	6,284	6,034	5,986	6,098	6,359	6,284	6,359

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,253	4,640	4,538	4,645	4,994	5,253	4,994
Policyholder liability remeasurement (gains) losses	(1)	2	4	2	(4)	(1)	(4)
Interest credited to policyholder account balances	31	32	34	46	46	31	46
Capitalization of DAC	(4)	(6)	(4)	(4)	(6)	(4)	(6)
Amortization of DAC and VOBA	6	7	7	6	6	6	6
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	1	—	—	—	—
Other expenses	850	844	876	908	932	850	932
Total adjusted expenses	6,135	5,519	5,456	5,603	5,968	6,135	5,968
Adjusted earnings before provision for income tax	149	515	530	495	391	149	391
Provision for income tax expense (benefit)	32	109	113	103	84	32	84
Adjusted earnings	117	406	417	392	307	117	307
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$117	$406	$417	$392	$307	$117	$307

Adjusted premiums, fees and other revenues	$6,004	$5,756	$5,707	$5,799	$6,049	$6,004	$6,049

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Adjusted revenues
Premiums	$1,572	$2,884	$8,793	$370	$501	$1,572	$501
Universal life and investment-type product policy fees	82	73	71	77	79	82	79
Net investment income	1,594	1,432	1,437	1,741	1,814	1,594	1,814
Other revenues	71	68	183	70	68	71	68
Total adjusted revenues	3,319	4,457	10,484	2,258	2,462	3,319	2,462

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	2,164	3,475	9,440	1,084	1,225	2,164	1,225
Policyholder liability remeasurement (gains) losses	(22)	(9)	5	(10)	(29)	(22)	(29)
Interest credited to policyholder account balances	375	421	514	604	646	375	646
Capitalization of DAC	(28)	(17)	(34)	(34)	(45)	(28)	(45)
Amortization of DAC and VOBA	11	8	10	11	11	11	11
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	1	2	3	3	2	3
Other expenses	129	105	127	123	146	129	146
Total adjusted expenses	2,631	3,984	10,064	1,781	1,957	2,631	1,957
Adjusted earnings before provision for income tax	688	473	420	477	505	688	505
Provision for income tax expense (benefit)	142	99	86	96	105	142	105
Adjusted earnings	546	374	334	381	400	546	400
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$546	$374	$334	$381	$400	$546	$400

Adjusted premiums, fees and other revenues	$1,725	$3,025	$9,047	$517	$648	$1,725	$648
Less: PRT	1,258	2,564	8,466	(69)	(21)	1,258	(21)
Adjusted premiums, fees and other revenues, excluding PRT	$467	$461	$581	$586	$669	$467	$669

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Direct and allocated expenses	$438	$436	$444	$475	$474
Pension, postretirement and postemployment benefit costs	1	1	2	(1)	13
Premium taxes, other taxes, and licenses & fees	77	73	88	80	80
Commissions and other variable expenses	334	334	342	354	365
Adjusted other expenses	$850	$844	$876	$908	$932

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Group Life (2)
Adjusted premiums, fees and other revenues	$2,180	$2,126	$2,125	$2,131	$2,232
Mortality ratio	103.3%	85.4%	85.7%	87.3%	90.5%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,519	$2,481	$2,475	$2,533	$2,601
Interest adjusted benefit ratio (4)	72.6%	73.1%	70.1%	70.1%	72.9%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Balance, end of period (at balance sheet discount rate) (2)	$62,407	$58,840	$61,264	$62,737	$63,671
Less: Accumulated other comprehensive (income) loss	6,107	720	(4,531)	(2,856)	(1,302)
Balance, end of period (at original discount rate)	$56,300	$58,120	$65,795	$65,593	$64,973

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Balance, end of period	$81,177	$79,821	$79,311	$80,066	$79,973

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Balance, end of period	$69,123	$61,622	$58,838	$60,040	$57,990

SYNTHETIC GICS (3), (4)

Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Balance, end of period	$43,485	$44,841	$45,066	$46,316	$47,850

LONGEVITY REINSURANCE (5)

Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Balance, end of period	$14,898	$14,753	$13,427	$16,602	$17,085

(1)Includes $3,206 million, $3,291 million, $3,394 million, $3,392 million and $3,449 million of DPL at March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023, respectively.

(2)Represents the current discount rate at the respective balance sheet date.

(3)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(4)Includes $1,884 million, $0, $0, $147 million and $2,262 million of transfers from separate account GICs to synthetic GICs at March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(5)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the United Kingdom pension risk transfer market.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Direct and allocated expenses	$65	$61	$64	$70	$71
Pension, postretirement and postemployment benefit costs	—	1	—	—	3
Premium taxes, other taxes, and licenses & fees	5	4	22	10	9
Commissions and other variable expenses	59	39	41	43	63
Adjusted other expenses	$129	$105	$127	$123	$146

SPREAD

	For the Three Months Ended
Unaudited	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Investment income yield excluding variable investment income yield	3.63%	3.88%	4.20%	4.69%	4.98%
Variable investment income yield	26.95%	7.03%	(3.24)%	0.50%	(0.27)%
Total investment income yield	4.52%	4.01%	3.90%	4.53%	4.78%

Average crediting rate	2.84%	2.96%	3.29%	3.65%	3.82%
Amortization of DPL and losses at inception (1)	(0.21)%	(0.21)%	(0.21)%	(0.20)%	(0.21)%
Total average crediting rate	2.63%	2.75%	3.08%	3.45%	3.61%

Annualized general account spread	1.89%	1.26%	0.82%	1.08%	1.17%
Annualized general account spread excluding variable investment income yield	1.00%	1.13%	1.12%	1.24%	1.37%

(1) Includes the amortization of DPL of (0.21)%, (0.21)%, (0.22)%, (0.20)% and (0.22)% for the three months ended March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023, respectively.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Adjusted revenues
Premiums	$1,552	$1,393	$1,346	$1,272	$1,377	$1,552	$1,377
Universal life and investment-type product policy fees	403	420	438	432	397	403	397
Net investment income	1,242	1,012	827	828	881	1,242	881
Other revenues	21	24	21	24	20	21	20
Total adjusted revenues	3,218	2,849	2,632	2,556	2,675	3,218	2,675

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,271	1,123	1,119	1,051	1,130	1,271	1,130
Policyholder liability remeasurement (gains) losses	(24)	(10)	61	42	11	(24)	11
Interest credited to policyholder account balances	498	493	497	515	536	498	536
Capitalization of DAC	(388)	(381)	(351)	(410)	(401)	(388)	(401)
Amortization of DAC and VOBA	194	182	178	191	193	194	193
Amortization of negative VOBA	(7)	(5)	(6)	(6)	(6)	(7)	(6)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	837	763	749	804	807	837	807
Total adjusted expenses	2,381	2,165	2,247	2,187	2,270	2,381	2,270
Adjusted earnings before provision for income tax	837	684	385	369	405	837	405
Provision for income tax expense (benefit)	238	198	118	104	125	238	125
Adjusted earnings	599	486	267	265	280	599	280
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$599	$486	$267	$265	$280	$599	$280

Adjusted premiums, fees and other revenues	$1,976	$1,837	$1,805	$1,728	$1,794	$1,976	$1,794

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Adjusted premiums, fees and other revenues	$1,976	$1,837	$1,805	$1,728	$1,794

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,792	$1,795	$1,856	$1,814	$1,794
Add: Operating joint ventures, on a constant currency basis (1)	372	300	390	379	499
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,164	$2,095	$2,246	$2,193	$2,293

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Direct and allocated expenses	$326	$291	$285	$300	$303
Pension, postretirement and postemployment benefit costs	20	19	17	23	17
Premium taxes, other taxes, and licenses & fees	39	31	36	37	33
Commissions and other variable expenses	452	422	411	444	454
Adjusted other expenses	$837	$763	$749	$804	$807
Adjusted other expenses, net of adjusted capitalization of DAC	$449	$382	$398	$394	$406

Adjusted other expenses on a constant currency basis	$753	$746	$775	$848	$807
Add: Operating joint ventures, on a constant currency basis (2)	110	102	111	111	129
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$863	$848	$886	$959	$936
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$487	$456	$500	$507	$501

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Japan:
Life	$182	$107	$102	$103	$84
Accident & Health	76	74	69	64	68
Annuities	97	129	202	267	264
Other	2	2	3	2	2
Total Japan	357	312	376	436	418
Other Asia	195	160	215	195	235
Total sales	$552	$472	$591	$631	$653

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Adjusted earnings available to common shareholders	$599	$486	$267	$265	$280
Adjusted earnings available to common shareholders, on a constant currency basis	$581	$478	$267	$270	$280

(1)Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

(2)Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

ASIA

ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

GA AUM	$131,989	$117,597	$109,930	$116,289	$121,072
GA AUM (at amortized cost)	$129,935	$122,257	$119,302	$126,335	$127,120

GA AUM (at amortized cost), on a constant currency basis	$123,037	$122,692	$124,115	$125,516	$127,120
Add: Operating joint ventures, on a constant currency basis (1)	6,997	7,212	7,411	7,774	8,201
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$130,034	$129,904	$131,526	$133,290	$135,321

(1)Includes MetLife, Inc.'s share of GA AUM for operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Adjusted revenues
Premiums	$738	$822	$822	$842	$1,025	$738	$1,025
Universal life and investment-type product policy fees	289	294	293	299	335	289	335
Net investment income	322	459	399	413	379	322	379
Other revenues	9	10	10	10	12	9	12
Total adjusted revenues	1,358	1,585	1,524	1,564	1,751	1,358	1,751

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	780	812	872	856	966	780	966
Policyholder liability remeasurement (gains) losses	(14)	6	3	(16)	(4)	(14)	(4)
Interest credited to policyholder account balances	68	84	89	94	99	68	99
Capitalization of DAC	(111)	(116)	(130)	(137)	(151)	(111)	(151)
Amortization of DAC and VOBA	100	101	104	105	106	100	106
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	4	3	2	2	3	2
Other expenses	349	364	380	427	430	349	430
Total adjusted expenses	1,175	1,255	1,321	1,331	1,448	1,175	1,448
Adjusted earnings before provision for income tax	183	330	203	233	303	183	303
Provision for income tax expense (benefit)	48	79	44	49	88	48	88
Adjusted earnings	135	251	159	184	215	135	215
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$135	$251	$159	$184	$215	$135	$215

Adjusted premiums, fees and other revenues	$1,036	$1,126	$1,125	$1,151	$1,372	$1,036	$1,372

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Direct and allocated expenses	$121	$116	$116	$140	$133
Pension, postretirement and postemployment benefit costs	1	1	1	1	1
Premium taxes, other taxes, and licenses & fees	12	11	12	13	21
Commissions and other variable expenses	215	236	251	273	275
Adjusted other expenses	$349	$364	$380	$427	$430
Adjusted other expenses, net of adjusted capitalization of DAC	$238	$248	$250	$290	$279
Adjusted other expenses on a constant currency basis	$362	$373	$407	$452	$430
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$251	$253	$267	$307	$279

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Mexico	$167	$136	$139	$138	203
Chile	72	86	91	95	101
All other	54	64	80	82	94
Total sales	$293	$286	$310	$315	$398

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Adjusted premiums, fees and other revenues	$1,036	$1,126	$1,125	$1,151	$1,372
Adjusted earnings available to common shareholders	$135	$251	$159	$184	$215

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,087	$1,175	$1,224	$1,227	$1,372
Adjusted earnings available to common shareholders, on a constant currency basis	$142	$268	$179	$200	$215

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Adjusted revenues
Premiums	$509	$493	$472	$488	$496	$509	$496
Universal life and investment-type product policy fees	83	77	57	67	77	83	77
Net investment income	41	38	40	41	45	41	45
Other revenues	9	8	8	10	8	9	8
Total adjusted revenues	642	616	577	606	626	642	626

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	276	226	235	239	261	276	261
Policyholder liability remeasurement (gains) losses	4	6	(11)	(5)	(3)	4	(3)
Interest credited to policyholder account balances	17	20	16	18	16	17	16
Capitalization of DAC	(101)	(108)	(96)	(106)	(108)	(101)	(108)
Amortization of DAC and VOBA	79	88	75	81	85	79	85
Amortization of negative VOBA	(1)	(2)	(1)	(1)	(1)	(1)	(1)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	296	298	269	308	300	296	300
Total adjusted expenses	570	528	487	534	550	570	550
Adjusted earnings before provision for income tax	72	88	90	72	76	72	76
Provision for income tax expense (benefit)	17	22	26	8	16	17	16
Adjusted earnings	55	66	64	64	60	55	60
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$55	$66	$64	$64	$60	$55	$60

Adjusted premiums, fees and other revenues	$601	$578	$537	$565	$581	$601	$581

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Direct and allocated expenses	$97	$101	$91	$100	$94
Pension, postretirement and postemployment benefit costs	1	2	1	1	1
Premium taxes, other taxes, and licenses & fees	6	4	3	6	5
Commissions and other variable expenses	192	191	174	201	200
Adjusted other expenses	$296	$298	$269	$308	$300
Adjusted other expenses, net of adjusted capitalization of DAC	$195	$190	$173	$202	$192
Adjusted other expenses on a constant currency basis	$276	$289	$272	$314	$300
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$182	$185	$173	$205	$192

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Adjusted premiums, fees and other revenues	$601	$578	$537	$565	$581
Adjusted earnings available to common shareholders	$55	$66	$64	$64	$60

Adjusted premiums, fees and other revenues, on a constant currency basis	$551	$555	$539	$572	$581
Adjusted earnings available to common shareholders, on a constant currency basis	$46	$60	$65	$66	$60
Total sales on a constant currency basis	$209	$208	$172	$187	$266

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Adjusted revenues
Premiums	$776	$760	$745	$785	$723	$776	$723
Universal life and investment-type product policy fees	228	296	202	176	183	228	183
Net investment income	1,393	1,268	1,103	1,150	1,127	1,393	1,127
Other revenues	44	23	39	49	53	44	53
Total adjusted revenues	2,441	2,347	2,089	2,160	2,086	2,441	2,086

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,482	1,354	1,385	1,415	1,369	1,482	1,369
Policyholder liability remeasurement (gains) losses	16	4	74	7	20	16	20
Interest credited to policyholder account balances	202	203	202	206	199	202	199
Capitalization of DAC	(6)	(7)	(9)	(7)	(6)	(6)	(6)
Amortization of DAC and VOBA	75	70	64	61	68	75	68
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	2	2	3	3	1	3
Other expenses	236	242	228	247	238	236	238
Total adjusted expenses	2,006	1,868	1,946	1,932	1,891	2,006	1,891
Adjusted earnings before provision for income tax	435	479	143	228	195	435	195
Provision for income tax expense (benefit)	87	97	26	44	37	87	37
Adjusted earnings	348	382	117	184	158	348	158
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$348	$382	$117	$184	$158	$348	$158

Adjusted premiums, fees and other revenues	$1,048	$1,079	$986	$1,010	$959	$1,048	$959

METLIFE HOLDINGS
FUTURE POLICY BENEFITS (1)
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Annuities	$1,842	$1,696	$1,582	$1,593	$1,606
Life and Other	55,080	54,830	54,605	54,573	54,365
Long Term Care	17,755	14,828	12,986	13,845	14,617
Balance, end of period (at balance sheet discount rate) (2)	$74,677	$71,354	$69,173	$70,011	$70,588

Less:
Annuities	$136	$12	$(89)	$(60)	$(29)
Life and Other	233	41	(93)	(60)	(16)
Long Term Care	3,881	800	(1,217)	(513)	111
Accumulated other comprehensive (income) loss	$4,250	$853	$(1,399)	$(633)	$66

Annuities	$1,706	$1,684	$1,671	$1,653	$1,635
Life and Other	54,847	54,789	54,698	54,633	54,381
Long Term Care	13,874	14,028	14,203	14,358	14,506
Balance, end of period (at original discount rate)	$70,427	$70,501	$70,572	$70,644	$70,522

POLICYHOLDER ACCOUNT BALANCES
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Annuities	$14,182	$13,985	$13,701	$13,286	$12,818
Life and Other	12,676	12,607	12,544	12,402	12,234
Balance, end of period	$26,858	$26,592	$26,245	$25,688	$25,052

MARKET RISK BENEFITS (3)
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Annuities	$4,820	$4,256	$3,534	$3,225	$3,361
Balance, end of period	$4,820	$4,256	$3,534	$3,225	$3,361

SEPARATE ACCOUNT LIABILITIES
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Annuities	$36,079	$30,163	$27,680	$28,499	$29,320
Life and Other	6,776	5,527	5,225	5,475	5,794
Balance, end of period	$42,855	$35,690	$32,905	$33,974	$35,114

(1) Includes participating life contracts. additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Represents the current discount rate at the respective balance sheet date.
(3) Market risk benefits include Japan reinsurance.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Direct and allocated expenses	$167	$160	$164	$178	$171
Pension, postretirement and postemployment benefit costs	1	1	—	1	6
Premium taxes, other taxes, and licenses & fees	16	17	20	15	18
Commissions and other variable expenses	52	64	44	53	43
Adjusted other expenses	$236	$242	$228	$247	$238

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Life (1)
Adjusted premiums, fees and other revenues	$692	$745	$654	$694	$639
Interest adjusted benefit ratio	54.1%	33.2%	53.9%	49.1%	45.8%

Lapse Ratio (2)
Traditional life	4.2%	4.4%	4.5%	4.6%	4.7%
Variable & universal life	3.4%	3.3%	3.3%	3.4%	3.5%
Fixed annuity	6.3%	6.2%	6.6%	7.3%	9.0%
Variable annuity	10.0%	9.8%	9.5%	9.2%	9.5%

(1) Represents the traditional life and variable & universal life components of Life & Other. Results are derived from insurance contracts.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023
Adjusted revenues
Premiums	$(4)	$(6)	$(7)	$1	$16	$(4)	$16
Universal life and investment-type product policy fees	—	2	(1)	1	—	—	—
Net investment income	120	17	78	58	50	120	50
Other revenues	101	98	96	101	101	101	101
Total adjusted revenues	217	111	166	161	167	217	167

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	(7)	(2)	(3)	6	16	(7)	16
Policyholder liability remeasurement (gains) losses	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(3)	(2)	(2)	(1)	(1)	(3)	(1)
Amortization of DAC and VOBA	2	2	3	2	1	2	1
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	219	219	231	240	247	219	247
Other expenses	136	184	186	203	177	136	177
Total adjusted expenses	347	401	415	450	440	347	440
Adjusted earnings before provision for income tax	(130)	(290)	(249)	(289)	(273)	(130)	(273)
Provision for income tax expense (benefit)	(88)	(92)	(55)	(108)	(103)	(88)	(103)
Adjusted earnings	(42)	(198)	(194)	(181)	(170)	(42)	(170)
Preferred stock dividends	63	29	64	29	66	63	66
Adjusted earnings available to common shareholders	$(105)	$(227)	$(258)	$(210)	$(236)	$(105)	$(236)

Adjusted premiums, fees and other revenues	$97	$94	$88	$103	$117	$97	$117

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Business activities	$36	$34	$36	$32	$19	$36	$19
Net investment income	120	18	75	63	51	120	51
Interest expense on debt	(227)	(226)	(240)	(250)	(258)	(227)	(258)
Corporate initiatives and projects	(12)	(21)	(15)	(16)	(14)	(12)	(14)
Other	(47)	(95)	(105)	(118)	(71)	(47)	(71)
Provision for income tax (expense) benefit and other tax-related items	88	92	55	108	103	88	103
Preferred stock dividends	(63)	(29)	(64)	(29)	(66)	(63)	(66)
Adjusted earnings available to common shareholders	$(105)	$(227)	$(258)	$(210)	$(236)	$(105)	$(236)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended (1)					At or For the Year-to-Date Period Ended (1)
Unaudited (In millions, except yields)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023
Fixed Maturity Securities
Yield	3.52%	3.66%	3.81%	4.04%	4.07%	3.52%	4.07%
Investment income (2), (3)	$2,638	$2,709	$2,773	$2,978	$3,028	$2,638	$3,028
Investment gains (losses)	(599)	(671)	(286)	(356)	(580)	(599)	(580)
Ending carrying value (4)	321,656	285,573	272,079	278,215	285,397	321,656	285,397
Mortgage Loans
Yield	4.13%	4.11%	4.37%	4.73%	4.92%	4.13%	4.92%
Investment income (3)	823	832	898	983	1,041	823	1,041
Investment gains (losses)	44	48	47	(118)	(164)	44	(164)
Ending carrying value	79,968	82,055	82,437	83,763	85,572	79,968	85,572
Real Estate and Real Estate Joint Ventures
Yield	7.82%	8.98%	5.75%	3.16%	(2.10)%	7.82%	(2.10)%
Investment income	241	277	179	101	(69)	241	(69)
Investment gains (losses)	4	159	—	490	18	4	18
Ending carrying value	12,379	12,376	12,532	13,137	13,155	12,379	13,155
Policy Loans
Yield	5.13%	5.09%	5.18%	5.22%	5.35%	5.13%	5.35%
Investment income	116	114	114	115	119	116	119
Ending carrying value	9,036	8,876	8,783	8,874	8,863	9,036	8,863
Equity Securities
Yield	3.48%	2.46%	6.40%	3.58%	3.17%	3.48%	3.17%
Investment income	7	5	14	10	12	7	12
Investment gains (losses)	(50)	(42)	(23)	(18)	48	(50)	48
Ending carrying value	988	1,085	973	1,684	1,695	988	1,695
Other Limited Partnership Interests
Yield (5)	25.35%	4.69%	(5.35)%	(1.18)%	0.73%	25.35%	0.73%
Investment income (5)	926	171	(194)	(43)	26	926	26
Investment gains (losses)	18	(2)	(1)	38	9	18	9
Ending carrying value (6)	14,570	14,636	14,387	14,414	14,437	14,570	14,437
Cash and Short-term Investments
Yield	1.08%	1.53%	2.54%	3.70%	5.01%	1.08%	5.01%
Investment income	30	43	78	131	167	30	167
Investment gains (losses)	14	42	63	(37)	(11)	14	(11)
Ending carrying value	26,634	23,591	27,466	25,130	22,640	26,634	22,640
Other Invested Assets
Investment income	364	484	426	396	439	364	439
Investment gains (losses)	47	69	(14)	(15)	(11)	47	(11)
Ending carrying value	18,696	19,901	22,299	20,038	19,479	18,696	19,479
Total Investments
Investment income yield	4.72%	4.29%	3.98%	4.27%	4.31%	4.72%	4.31%
Investment fees and expenses yield	(0.13)%	(0.12)%	(0.12)%	(0.13)%	(0.14)%	(0.13)%	(0.14)%
Net Investment Income Yield	4.59%	4.17%	3.86%	4.14%	4.17%	4.59%	4.17%
Investment income	$5,145	$4,635	$4,288	$4,671	$4,763	$5,145	$4,763
Investment fees and expenses	(142)	(131)	(125)	(141)	(157)	(142)	(157)
Net investment income including divested businesses	5,003	4,504	4,163	4,530	4,606	5,003	4,606
Less: Net investment income from divested businesses	11	—	—	—	—	11	—
Adjusted Net Investment Income (7)	$4,992	$4,504	$4,163	$4,530	$4,606	$4,992	$4,606
Ending Carrying Value	$483,927	$448,093	$440,956	$445,255	$451,238	$483,927	$451,238
Investment Portfolio Gains (Losses) (8)	$(522)	$(397)	$(214)	$(16)	$(691)	$(522)	$(691)
Gross investment gains	310	597	259	1,117	433	310	433
Gross investment losses	(548)	(1,084)	(541)	(1,084)	(936)	(548)	(936)
Net credit loss (provision) release and (impairments)	(284)	90	68	(49)	(188)	(284)	(188)
Investment Portfolio Gains (Losses) (8)	(522)	(397)	(214)	(16)	(691)	(522)	(691)
Investment portfolio gains (losses) income tax (expense) benefit	116	92	51	3	181	116	181
Investment Portfolio Gains (Losses), Net of Income Tax	$(406)	$(305)	$(163)	$(13)	$(510)	$(406)	$(510)

Derivative gains (losses) (8)	(1,166)	(1,202)	(478)	(381)	(372)	(1,166)	(372)
Derivative gains (losses) income tax (expense) benefit	275	355	129	69	47	275	47
Derivative Gains (Losses), Net of Income Tax	$(891)	$(847)	$(349)	$(312)	$(325)	$(891)	$(325)

See footnotes on Page 30.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		March 31, 2022		June 30, 2022		September 30, 2022		December 31, 2022		March 31, 2023
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$87,136	27.2%	$80,555	28.3%	$78,824	29.1%	$80,030	28.9%	$82,482	29.1%
Foreign corporate		61,129	19.1%	54,177	19.1%	49,927	18.4%	52,572	19.0%	54,285	19.1%
Foreign government		57,282	17.9%	48,016	16.9%	44,050	16.3%	46,747	16.9%	48,111	16.9%
U.S. government and agency		40,334	12.6%	33,690	11.9%	31,562	11.7%	32,229	11.6%	32,878	11.6%
Residential mortgage-backed		30,080	9.4%	27,303	9.6%	27,145	10.0%	26,165	9.5%	26,543	9.4%
Asset-backed securities and collateralized loan obligations		19,305	6.0%	17,054	6.0%	16,766	6.2%	16,822	6.1%	16,970	6.0%
Municipals		12,958	4.1%	12,513	4.4%	12,014	4.4%	12,152	4.4%	12,597	4.4%
Commercial mortgage-backed		11,855	3.7%	10,870	3.8%	10,477	3.9%	10,063	3.6%	9,988	3.5%
Fixed Maturity Securities Available-For-Sale		$320,079	100.0%	$284,178	100.0%	$270,765	100.0%	$276,780	100.0%	$283,854	100.0%

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$222,096	69.4%	$195,090	68.7%	$185,780	68.6%	$190,021	68.7%	$195,535	69.0%
Baa	2	82,616	25.8%	74,783	26.3%	71,276	26.3%	73,194	26.5%	74,661	26.3%
Ba	3	11,788	3.7%	11,129	3.9%	10,652	4.0%	10,511	3.8%	10,856	3.8%
B	4	2,923	0.9%	2,653	0.9%	2,618	1.0%	2,571	0.9%	2,296	0.8%
Caa and lower	5	480	0.1%	389	0.2%	306	0.1%	401	0.1%	395	0.1%
In or near default	6	176	0.1%	134	—%	133	—%	82	—%	111	—%
Total Fixed Maturity Securities Available-For-Sale (9)		$320,079	100.0%	$284,178	100.0%	$270,765	100.0%	$276,780	100.0%	$283,854	100.0%

GROSS UNREALIZED GAINS AND LOSSES
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		March 31, 2022		June 30, 2022		September 30, 2022		December 31, 2022		March 31, 2023

Gross unrealized gains		$16,145		$8,666		$5,488		$5,239		$6,554
Gross unrealized losses		9,583		23,759		36,982		34,301		27,469
Net Unrealized Gains (Losses)		$6,562		$(15,093)		$(31,494)		$(29,062)		$(20,915)

See footnotes on Page 30.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	March 31, 2022		June 30, 2022		September 30, 2022		December 31, 2022		March 31, 2023

Commercial mortgage loans	$51,117		$52,348		$52,273		$52,502		$53,697
Agricultural mortgage loans	17,882		18,563		18,923		19,306		19,361
Residential mortgage loans	11,584		11,606		11,708		12,482		13,206
Mortgage loans held-for-sale	—		24		—		—		—
Mortgage Loans	80,583		82,541		82,904		84,290		86,264
Allowance for credit loss	(615)		(486)		(467)		(527)		(692)
Mortgage Loans, net	$79,968		$82,055		$82,437		$83,763		$85,572

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	March 31, 2022		June 30, 2022		September 30, 2022		December 31, 2022		March 31, 2023
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,824	19.2%	$9,901	18.9%	$9,805	18.7%	$9,628	18.3%	$9,736	18.1%
Non-U.S.	10,064	19.7%	9,726	18.6%	8,977	17.2%	9,299	17.7%	9,383	17.5%
Middle Atlantic	7,876	15.4%	7,918	15.1%	7,748	14.8%	7,574	14.4%	7,647	14.2%
South Atlantic	6,849	13.4%	6,852	13.1%	6,691	12.8%	6,617	12.6%	6,671	12.4%
West South Central	3,587	7.0%	3,943	7.5%	4,005	7.7%	3,721	7.1%	3,765	7.0%
New England	2,752	5.4%	2,781	5.3%	2,754	5.3%	2,764	5.3%	2,876	5.4%
Mountain	2,078	4.1%	2,268	4.3%	2,269	4.3%	2,284	4.4%	2,284	4.3%
East North Central	2,013	3.9%	1,489	2.9%	1,596	3.1%	1,594	3.0%	1,768	3.3%
East South Central	725	1.4%	636	1.2%	635	1.2%	620	1.2%	624	1.2%
West North Central	458	0.9%	428	0.8%	471	0.9%	597	1.1%	596	1.1%
Multi-Region and Other	4,891	9.6%	6,406	12.3%	7,322	14.0%	7,804	14.9%	8,347	15.5%
Total	$51,117	100.0%	$52,348	100.0%	$52,273	100.0%	$52,502	100.0%	$53,697	100.0%

Office	$22,170	43.4%	$21,923	41.9%	$21,144	40.5%	$21,009	40.0%	$21,134	39.4%
Apartment	9,578	18.7%	10,536	20.1%	10,793	20.6%	10,575	20.2%	11,357	21.2%
Retail	8,766	17.2%	8,524	16.3%	8,305	15.9%	8,046	15.3%	8,289	15.4%
Industrial	5,055	9.9%	4,902	9.4%	5,068	9.7%	5,607	10.7%	5,219	9.7%
Hotel	3,137	6.1%	3,323	6.3%	3,261	6.2%	3,172	6.0%	3,117	5.8%
Other	2,411	4.7%	3,140	6.0%	3,702	7.1%	4,093	7.8%	4,581	8.5%
Total	$51,117	100.0%	$52,348	100.0%	$52,273	100.0%	$52,502	100.0%	$53,697	100.0%

INVESTMENTS FOOTNOTES

(1)We calculate yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Average quarterly asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. In addition, average quarterly asset carrying values include invested assets reclassified to held-for-sale, while ending carrying values exclude invested assets reclassified to held-for-sale. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of ($65) million, ($89) million, ($43) million, $70 million and $48 million for the three months ended March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022, and March 31,2023, respectively, and ($65) million and $48 million for the year-to-date period ended March 31, 2022 and March 31, 2023, respectively.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Fixed maturity securities available-for-sale	$320,079	$284,178	$270,765	$276,780	$283,854
Contractholder-directed equity securities and fair value option securities	11,418	9,875	8,954	9,668	10,063
Total fixed maturity securities	331,497	294,053	279,719	286,448	293,917
Less: Contractholder-directed equity securities	9,841	8,480	7,640	8,233	8,520
Fixed maturity securities	$321,656	$285,573	$272,079	$278,215	$285,397

(5)Other limited partnership interests includes investment income related to private equity investments of $984 million, $216 million, ($188) million, ($40) million and $17 million for the three months ended March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023 , respectively, and $984 million and $17 million for the year-to-date period ended March 31, 2022 and March 31, 2023, respectively. The annualized yields for these periods were 28.16%, 6.17%, (5.37%), (1.15%), 0.48%, 28.16% and 0.48%, respectively.

(6)Other limited partnership interests includes ending carrying value related to private equity investments of $13,971 million, $14,092 million, $13,855 million, $14,000 million and $14,225 million at March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023, respectively.

(7)Adjusted net investment income reflects the adjustments as presented on Page 5.
(8)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023
Net investment gains (losses)	$(517)	$(682)	$(411)	$350	$(684)	$(517)	$(684)
Less: Operating joint venture adjustments	6	(1)	5	(1)	$(1)	6	(1)
Less: Change in estimated fair value of other limited partnership interests and real estate joint ventures	7	(1)	(18)	(2)	(5)	7	(5)
Less: Non-investment portfolio gains (losses)	(8)	(283)	(184)	369	13	(8)	13
Investment portfolio gains (losses)	$(522)	$(397)	$(214)	$(16)	$(691)	$(522)	$(691)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023
Net derivative gains (losses)	$(951)	$(970)	$(226)	$(104)	$(90)	$(951)	$(90)
Less: Investment hedge adjustments	215	232	252	277	264	215	264
Less: Other adjustments	—	—	—	—	18	—	18
Derivative gains (losses)	$(1,166)	$(1,202)	$(478)	$(381)	$(372)	$(1,166)	$(372)

(9)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

A-1

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,571	$881	$1,098	$1,549	$14	$1,571	$14
Add: Preferred stock dividends	63	29	64	29	66	63	66
Add: Preferred stock redemption premium	—	—	—	—	—	—	—
Add: Net Income (loss) attributable to noncontrolling interests	5	5	5	3	5	5	5
Net income (loss)	1,639	915	1,167	1,581	85	$1,639	$85
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(517)	(682)	(411)	350	(684)	(517)	(684)
Net derivative gains (losses)	(951)	(970)	(226)	(104)	(90)	(951)	(90)
Market risk benefit remeasurement gains (losses)	1,440	757	965	512	(188)	1,440	(188)
Premiums - Divested businesses	41	—	—	—	—	41	—
Universal life and investment-type product policy fees - Divested businesses	11	—	—	—	—	11	—
Net investment income
Investment hedge adjustments	(215)	(232)	(252)	(277)	(264)	(215)	(264)
Unit-linked contract income	(498)	(688)	(321)	209	303	(498)	303
Other adjustments	(6)	(1)	(5)	2	—	(6)	—
Divested businesses	11	—	—	—	—	11	—
Other revenues
Asymmetrical and non-economic accounting	—	—	—	—	—	—	—
Other adjustments	47	48	40	25	(3)	47	(3)
Divested businesses	3	—	—	—	—	3	—
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	(119)	(215)	(241)	(79)	(84)	(119)	(84)
Market volatility	(12)	34	66	105	14	(12)	14
Divested businesses	(23)	—	—	—	—	(23)	—
Policyholder liability remeasurement (gains) losses - Divested businesses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	63	31	36	(64)	(19)	63	(19)
Unit-linked contract costs	505	695	302	(180)	(303)	505	(303)
Divested businesses	(3)	—	—	—	—	(3)	—
Capitalization of DAC - Divested businesses	11	—	—	—	—	11	—
Amortization of DAC and VOBA - Divested businesses	(8)	—	—	—	—	(8)	—
Amortization of negative VOBA - Divested business	—	—	—	—	—	—	—
Interest expense on debt - Divested business	—	—	—	—	—	—	—
Other expenses
Other adjustments	(47)	(60)	(47)	(37)	(16)	(47)	(16)
Divested businesses	(32)	(8)	(13)	(21)	(11)	(32)	(11)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	180	439	110	(149)	180	180	180
Adjusted earnings	1,758	1,767	1,164	1,289	1,250	1,758	1,250
Less: Preferred stock dividends	63	29	64	29	66	63	66
Adjusted earnings available to common shareholders	$1,695	$1,738	$1,100	$1,260	$1,184	$1,695	$1,184

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023
Actuarial assumption review and other insurance adjustments	$—	$77	$12	$—	$—	$—	$—
Total notable items	$—	$77	$12	$—	$—	$—	$—

U.S.
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023
Actuarial assumption review and other insurance adjustments	$—	$—	$79	$—	$—	$—	$—
Total notable items	$—	$—	$79	$—	$—	$—	$—

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$—	$—	$—	$—
Total notable items	$—	$—	$—	$—	$—	$—	$—

RETIREMENT AND INCOME SOLUTIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023
Actuarial assumption review and other insurance adjustments	$—	$—	$79	$—	$—	$—	$—
Total notable items	$—	$—	$79	$—	$—	$—	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (1) CONTINUED

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023
Actuarial assumption review and other insurance adjustments	$—	$—	$(32)	$—	$—	$—	$—
Total notable items	$—	$—	$(32)	$—	$—	$—	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023
Actuarial assumption review and other insurance adjustments	$—	$—	$1	$—	$—	$—	$—
Total notable items	$—	$—	$1	$—	$—	$—	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023
Actuarial assumption review and other insurance adjustments	$—	$—	$15	$—	$—	$—	$—
Total notable items	$—	$—	$15	$—	$—	$—	$—

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023
Actuarial assumption review and other insurance adjustments	$—	$77	$(51)	$—	$—	$—	$—
Total notable items	$—	$77	$(51)	$—	$—	$—	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Total MetLife, Inc.'s stockholders' equity	$42,432	$33,744	$29,389	$29,881	$32,194
Less: Preferred stock	3,818	3,818	3,818	3,818	3,818
MetLife, Inc.'s common stockholders' equity	38,614	29,926	25,571	26,063	28,376
Less: Net unrealized investment gains (losses), net of income tax	6,083	(10,289)	(21,652)	(21,089)	(14,606)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	(9,248)	(136)	7,612	6,115	2,748
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	195	193	174	107	186
Defined benefit plans adjustment, net of income tax	(1,577)	(1,555)	(1,536)	(1,377)	(1,356)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	43,161	41,713	40,973	42,307	41,404
Less: Accumulated year-to-date total notable items (2)	—	77	89	89	—
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$43,161	$41,636	$40,884	$42,218	$41,404

Unaudited (In millions, except per share data)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Book value per common share	$47.39	$37.52	$32.48	$33.45	$36.89
Less: Net unrealized investment gains (losses), net of income tax	7.47	(12.90)	(27.50)	(27.07)	(18.99)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	(11.36)	(0.17)	9.67	7.85	3.57
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	0.24	0.24	0.22	0.14	0.24
Defined benefit plans adjustment, net of income tax	(1.93)	(1.95)	(1.95)	(1.77)	(1.76)
Book value per common share, excluding AOCI other than FCTA	$52.97	$52.30	$52.04	$54.30	$53.83

Common shares outstanding, end of period	814.8	797.6	787.3	779.1	769.2

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023

Return on MetLife, Inc.'s:
Common stockholders' equity	14.9%	10.3%	15.8%	24.0%	0.2%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	16.0%	20.3%	15.9%	19.5%	17.4%
Common stockholders' equity, excluding AOCI other than FCTA	15.7%	16.4%	10.6%	12.1%	11.3%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	15.7%	15.7%	10.5%	12.1%	11.3%

Average common stockholders' equity	$42,272	$34,270	$27,749	$25,817	$27,220
Average common stockholders' equity, excluding AOCI other than FCTA	$43,210	$42,437	$41,343	$41,640	$41,856
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$43,210	$42,399	$41,260	$41,551	$41,856

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
U.S. (1)	$7,729	$8,781	$14,754	$6,316	$6,697
ASIA	1,792	1,795	1,856	1,814	1,794
LATIN AMERICA	1,087	1,175	1,224	1,227	1,372
EMEA	551	555	539	572	581
METLIFE HOLDINGS (1)	1,048	1,079	986	1,010	959
CORPORATE & OTHER (1)	97	94	88	103	117
Adjusted premiums, fees and other revenues, on a constant currency basis	$12,304	$13,479	$19,447	$11,042	$11,520
Adjusted premiums, fees and other revenues	$12,487	$13,495	$19,295	$10,873	$11,520

ASIA (including operating joint ventures) (2), (3)	$2,164	$2,095	$2,246	$2,193	$2,293

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
U.S. (1)	$979	$949	$1,003	$1,031	$1,078
ASIA	753	746	775	848	807
LATIN AMERICA	362	373	407	452	430
EMEA	276	289	272	314	300
METLIFE HOLDINGS (1)	236	242	228	247	238
CORPORATE & OTHER (1)	136	184	186	203	177
Adjusted other expenses on a constant currency basis	$2,742	$2,783	$2,871	$3,095	$3,030
Adjusted other expenses	$2,833	$2,800	$2,815	$3,020	$3,030

ASIA (including operating joint ventures) (2), (4)	$863	$848	$886	$959	$936

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
U.S. (1)	$663	$780	$751	$773	$707
ASIA	581	478	267	270	280
LATIN AMERICA	142	268	179	200	215
EMEA	46	60	65	66	60
METLIFE HOLDINGS (1)	348	382	117	184	158
CORPORATE & OTHER (1)	(105)	(227)	(258)	(210)	(236)
Adjusted earnings available to common shareholders on a constant currency basis	$1,675	$1,741	$1,121	$1,283	$1,184
Adjusted earnings available to common shareholders	$1,695	$1,738	$1,100	$1,260	$1,184

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 16 for operating joint ventures.
(3) Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.
(4) Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	investment portfolio gains (losses)	(xiv)	net investment gains (losses)
(xv)	derivative gains (losses)	(xv)	net derivative gains (losses)
(xvi)	adjusted capitalization of DAC	(xvi)	capitalization of DAC
(xvii)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	book value per common share, excluding AOCI other than FCTA	(xix)	book value per common share
(xx)	adjusted other expenses	(xx)	other expenses
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxii)	other expenses, net of capitalization of DAC
(xxiii)	adjusted expense ratio	(xxiii)	expense ratio
(xxiv)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiv)	expense ratio
(xxv)	direct expenses	(xxv)	other expenses
(xxvi)	direct expenses, excluding total notable items related to direct expenses	(xxvi)	other expenses
(xxvii)	direct expense ratio	(xxvii)	expense ratio
(xxviii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxviii)	expense ratio
(xxix)	future policy benefits at original discount rate	(xxix)	future policy benefits at balance sheet discount rate

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Effective January 1, 2023, MetLife adopted ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended ("LDTI"), with a transition date of January 1, 2021, which impacted the calculation of adjusted earnings. With the adoption of LDTI, the measurement model was simplified for DAC and VOBA, and most embedded derivatives were reclassified as market risk benefits. As a result, MetLife updated its calculation of adjusted earnings to remove certain adjustments related to the amortization of DAC, VOBA and related intangibles and adjusted for changes in measurement of certain guarantees. Under LDTI, adjusted earnings excludes changes in fair value associated with market risk benefits, changes in discount rates on certain annuitization guarantees, losses at contract inception for certain single premium business, and asymmetrical accounting associated with in-force reinsurance. All periods presented herein reflect the updated calculation of adjusted earnings.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefits remeasurement gains (losses) and goodwill impairments. Further, policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings:
•	Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments").
•	Other revenues include settlements of foreign currency earnings hedges.
•	Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, and (iii) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.
•	Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments.

Divested businesses are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

Other adjustments are made to the line items indicated in calculating adjusted earnings:
•
Net investment income and interest credited to policyholder account balances excludes certain amounts related to contractholder-directed equity securities ("Unit-linked contract income") and ("Unit-linked contract costs").

•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•	Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•	Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment, components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment, components of AOCI, and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio which are actively managed and stated at estimated fair value. Asia GA AUM is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s Asia GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organization
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
VIE	Variable interest entity
VOBA	Value of business acquired